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                                                                EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated December 1, 2000 on the consolidated financial statements of telecom technologoies, inc. (and to all references to our Firm) included in or made a part of this Form 8-K.

                                                       /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 2001